ALPS ETF Trust

Cohen & Steers Global Realty Majors ETF

SUPPLEMENT DATED SEPTEMBER 10, 2009 TO THE PROSPECTUS DATED MAY 1, 2009

Effective November 10, 2009, the information below replaces the sections titled “Index Methodology” and “Index Construction” of the Prospectus:

Index Methodology

The Index consists of the largest and most liquid securities within the global real estate universe that the Index Provider believes are likely to lead the global securitization of real estate.  The methodology utilized by Cohen & Steers evaluates companies using quantitative and qualitative screens to target the most liquid global real estate companies. Companies that meet Cohen & Steers’ quantitative requirements are then assessed for their qualitative strengths. The Index characteristics include the following:  evaluating each company’s management strength and track record, market position, governance and corporate structure, and the composition and quality of its real estate portfolio; and consideration of each country’s percentage of global GDP and share of the world’s public versus private real estate.  The Index is free float and modified market-capitalization weighted, with a limit of 4.0% on any security’s weighting.  Index constituents must have a free float adjusted market capitalization of $750 million or greater for initial inclusion in the Index.  Cohen & Steers considers country weights relative to each country’s GDP share representing the real estate securities universe and share of the private market for real estate.  The Index is rebalanced quarterly.

Index Construction

To be considered for inclusion in the Index, the following criteria must be met:

1.

Real estate companies with a free float of at least $750 million traded across developed and emerging markets.

2.

Qualitative screens for:  strength of management, strength of market position, soundness of capital structure, quality of real estate portfolio and focus on ownership of real estate.

3.

Final selection is designed to ensure global representation, with up to 10% being allocated to securities of emerging markets.

4.

The Index Provider selects 75 securities from the universe that are market-capitalization weighted and free float adjusted; however, no security will exceed a weighting of 4.0% at the time of each rebalance.

5.

ADRs, ADSs, GDRs and IDRs are eligible for inclusion in the Index.

6.

The Index is rebalanced quarterly.

Also effective November 10, 2009, the following information is added to the section titled “Primary Investment Risks” of the Prospectus:

Emerging Markets Risk.  Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.